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                                                                   EXHIBIT 10.30

                             SILVERADO FOODS, INC.

                         COMMON STOCK PURCHASE WARRANT

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Number of Shares:   35,000                      Holder:  ML Oklahoma

Purchase Price:     $.625
Expiration Date:    December 19, 2002

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     Silverado Foods, Inc., an Oklahoma corporation (the "Company"), hereby certifies that, for value received, ML Oklahoma, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the fifth anniversary hereof (the "Exercise Period"), at the Purchase Price hereinafter set forth, 35,000 shares of the fully paid and nonassessable Common Stock of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The purchase price per share of Common Stock issuable upon exercise of this Warrant (the "Purchase Price") shall be as follows:

     Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Silverado Foods, Inc. common stock is greater than the exercise price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Silverado Foods, Inc. common stock computed using the following formula:

          Number of SLV Shares  =  35,000 X (Market Value/share-.625)
                                   ----------------------------------
                                   Market Value/share of SLV

     For purposes of the above calculation, the fair market value per share shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted by the American Stock Exchange or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five
     (5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of Silverado Foods, Inc. common stock is convertible at the time of such exercise.


As used herein the following terms, unless the context otherwise requires, have the
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following respective meanings:

     (a) The term "Company" shall include Silverado Foods, Inc. and any corporation that shall succeed or assume the obligations of the Company hereunder.

     (b) The term "Common Stock" includes (a) the Company's common stock, par value $.01 per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

1.   Exercise of Warrant.

     1.1. Method of Exercise. This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price"). Payment of the Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to the account of the Company. Upon exercise, the holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the holder's name or in such name or names as the holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised (the "Exercise Date").

2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant will cause to be issued in the name of and delivered to the holder thereof, or, to the extent permissible hereunder, to such other person as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

The Company covenants that upon the expiration of the applicable restrictive period relating to the shares of Common Stock underlying this Warrant, if any, it will use its best lawful efforts to issue or cause the transfer agent of the Company to issue one or more certificates representing such shares of Common Stock


COMMON STOCK PURCHASE WARRANT - Page 2
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3.   Adjustment for Dividends in Other Stock Property, etc.; Reclassification,
etc. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

     (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

     (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

     (c) other or additional stock or other securities or property (including cash) by way of spinoff, splitup, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock split then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock that such holder would hold on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock receivable by him as aforesaid during such period, giving effect to all adjustments called for during such.

4.   Adjustment for Reorganization, Consolidation, Merger, etc.

     4.1. Reorganization, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter.

     4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock receivable by the holder of this Warrant after the effective date of such.

     4.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock


COMMON STOCK PURCHASE WARRANT - Page 3
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receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

5.   Adjustment for Extraordinary Events. In the event that the Company shall
(i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events. The holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock that would otherwise be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price that would otherwise be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

6. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

7. Notices of Record Date, etc. In the event of (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the


COMMON STOCK PURCHASE WARRANT - Page 4
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assets of the Company to or consolidation or merger of the Company with or into any other person, or (c) any voluntary or involuntary dissolution, liquidation or windingup of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or windingup is to take place, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or windingup. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

8. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

9. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

11. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

12. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

     (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

     (b) Any person in possession of this Warrant properly endorsed is authorized to represent


COMMON STOCK PURCHASE WARRANT - Page 5
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himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

     (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

     (d) notwithstanding the foregoing, this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act of 1933, as amended or, pursuant to an applicable exemption therefrom.

13. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Oklahoma. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.



                           [Signature Page Follows]


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DATED as of December 29, 1997.

                                                      SILVERADO FOODS, INC.


                                                      By:    /s/ TIM BRUER
                                                         -----------------------
                                                      Name:  Tim Bruer
                                                           ---------------------
                                                      Title: Chief Executive
                                                                Officer
                                                            --------------------

Attest:

By:  /s/ DORVIN D. LIVELY
   ---------------------------
   Secretary



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